23rd Annual Needham Virtual Growth Conference January 13, 2021 Scott A. Graeff, President and CEO

NASDAQ: LUNA Luna Innovations Incorporated© 2021 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its projected 2020 financial results and outlook, OptaSense's expected revenue for FYE 2021, the integration of OptaSense's employees, intellectual property and offerings, and the expected benefits of the acquisition, including the acquisition being accretive in 2021 and increasingly accretive thereafter, the ability to expand offerings to Luna's and OptaSense's customer groups, the ability to establish a strong international presence, and the ability to expand into additional high-growth markets. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, uncertainties regarding integration of the companies' respective employee bases, offerings and business operations, potential adverse reactions or uncertainties regarding the acquisition among the companies' customers, potential unknown liabilities and unforeseen expenses associated with the acquisition, potential performance shortfalls as a result of the diversion of management's attention caused by completing the acquisition and integrating the companies' operations, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, January 13, 2021, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 3 Luna – Enabling the Future with Fiber Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy and Automotive Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Luna is a global company

History
Incorporated 1990
IPO 2006

Reporting Segments
Lightwave
Luna Labs

Revenue
FY19 $70.5M
FY20 Guidance
$81M-83M

AEBITDA
FY19 $9.5M
FY20 Guidance
$10M-12M

400+ Employees



Calgary,B – Sales/Eng/FS
TeraMetrix Division
Ann Arbor, MI
Santa Clara, CA – RIO- Mfg/Sales
Chino, CA – optical communications
Brea, CA – Engineering/FS
Luna Labs
Charlottesville, VA
Headquarters - Roanoke, VA
Lightwave Division
- Blacksburg, VA
- Atlanta, GA
Houston, TX – Sales/Eng/FS
Dallas, TX - Sales
Miami, FL – Sales
Edinburgh, United Kingdom
Aberdeen, UK – Sales
Farnborough, UK - Corp/Eng
Winfrith, UK - Eng/FS
Portishead, UK - Eng,Mfg,FS
Stuttgart, Germany
Lausanne, Switzerland
Madrid, Spain – Sales
Germany - Sales
Beijing, China
Guangzhou, China
Shanghai, China
Dubai, UAE – Sales/Eng/FS
Corporate HQ
Division HQ
Commercial only
OptaSense

Overview
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NASDAQ: LUNA

Luna Innovations Incorporated© 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 5 Luna has a clear vision and established history LUNA’s Transformation Vision: Enabling the Future with Fiber Incorporated Merger with API Sale of non-core business to OSI and acquisition of Micron Optics IPO Sale of non- core business to MACOM Acquisition of General Photonics 1990 2006 2015 2017 2018 2021 2020 2019 Acquisition of OptaSense

NASDAQ: LUNA Luna Innovations Incorporated© 2021 6 OptaSense Transaction Highlights Transformative, strategic acquisition allows Luna to enhance product / solution portfolio, adding access to larger, high-growth markets  Adds to existing U.S. leadership position; cost-effectively establishes strong operational presence in EU & Middle East  OptaSense’s diverse, blue-chip customer base aligns well with Luna’s  Allows for expansion into high-growth markets such as security and perimeter detection, smart infrastructure monitoring and oil and gas; will accelerate Luna’s data services and IOT strategy  Extensive R&D expertise and patent portfolio (over 150 patents granted or pending) Sign and close simultaneous; Luna Board of Director approval; no regulatory approvals required Acquisition expected to be accretive in 2021 Realize efficiencies, and leverage the combination of OptaSense and Lightwave to grow rapidly our operations, customer base, offerings, and financial profile

OptaSense Acquisition: Compelling business model with strong growth potential

Revenue Growth	Margin Expansion	Shareholder Return
Organic Growth: Mid-to High-teens Lightwave = 18% to 20% Luna Labs = 6% to 8%	Gross Margin Increase 75-100 bps annually	Cash Generation Increasing AEBITDA
Strategic M&A Within core focus and accretive	Operating Margin Increase ~250 bps annually	Non-GAAP EPS Double-digit annual growth

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NASDAQ: LUNA
Luna Innovations Incorporated© 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 8 Luna Overview Comms Test  Components  Short-haul network Contract Research  Materials  Systems & Analytics  Biotech Sensing  Long-range, continuous  Long-range, high speed  Short-range, high resolution  Material thickness Lightwave Luna Labs

Where Does Luna Play?

	Comms Test	Sensing
Market size*	$900M	$2.5B
Luna growth	15%-20%	20-25%
Drivers	5G, Silicon Photonics	Lightweighting, Smart Infrastructure, IoT
Key competition	Keysight, Viavi, Exfo	HBM, Vishay, National Instruments


Comms Test
Market
$3.4B*
Sensing

Comms Test:
5G Buildout
Field Support

Sensing:
Smart Infrastructure
Lightweighting
Process control & NDE

*Total SAM based on Luna estimates and published market reports

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NASDAQ: LUNA
Luna Innovations Incorporated© 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 10 Sensing Fiber optic sensors are the “nerves” of smart materials Luna’s products are the “brain” that collects and aggregates data from fiber sensor “nerves” The new OptaSense acquisition will add missing capability to Luna’s Sensing business

The combination of Luna and OptaSense creates a global market leader in distributed fiber sensing (DFOS) technology

- Luna is already a global leader in fiber sensing with market leading products
  - ODiSI – short range, high resolution (fully distributed)
  - Hyperion – Long range, high speed (discrete, not distributed)
- OptaSense creates reach into broader distributed fiber sensing market DFOS market by providing fully distributed measurement capabilities over long-range applications
  - Acquisition adds significantly to Luna's ability to penetrate and grow key target markets such as infrastructure, transportation and perimeter security
  - Adds oil and gas and pipeline monitoring markets, including the world's largest fiber sensing-based monitoring projects
- OptaSense is the market leader in distributed acoustic sensing (DAS)
- Together, Luna & OptaSense create a new, global market leader in fiber optic sensing with diversified geographies and applications

Long range, distributed capability adds significantly to Luna's addressable market


DFOS Market
US$ Millions
3,500
3,000
2,500
2,000
1,500
1,000
500
0
CAGR 11.4%
2020
2030

Visiongain, February 2020

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NASDAQ: LUNA

Luna Innovations Incorporated© 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 12 Sensing: long-range, continuous Product: OptaSense Long-Range Distributed Acoustic Sensing (DAS)  Proprietary distributed acoustic sensing and software analytics  Measure acoustic signals continuously using fiber over very long lengths (50 km)  Markets • Borders, perimeter security, transportation, pipelines, oil and gas

NASDAQ: LUNA Luna Innovations Incorporated© 2021 13 Sensing: long-range, high-speed Product: Hyperion High-Speed, Long-Range FBG Sensing  Measuring strain, temperature, acceleration, displacement and pressure  Focus on structural health and security • Buildings, tunnels, bridges • Perimeter security

NASDAQ: LUNA Luna Innovations Incorporated© 2021 14 Sensing: Short-range, high-resolution Product: ODiSI High-Definition Fiber Optic Sensing  Measuring strain and temperature in composites and other advanced materials  Focus on military and commercial aerospace and automotive

NASDAQ: LUNA Luna Innovations Incorporated© 2021 15 Sensing: Material thickness Product: Terahertz technology Layer thickness measurements for process control, inspection and non-destructive testing  Advanced technology measures thickness of opaque materials  Unique measurement of composites and coatings with easy to use hand-held tools  Focus on manufacturing environments and field test for military-aerospace • Plastic and industrial packaging • Used extensively on F35 and F22 for anti-radar surface treatment

NASDAQ: LUNA Luna Innovations Incorporated© 2021 16 Comms Test Increased data and video consumption  Video forecasted to represent 82% of all IP traffic in 2022, 34% CAGR Growth in mobile and 4G/5G  Mobile data traffic growing at 46% CAGR Cloud services and adoption of Internet of Things  Data center traffic growing at 26% CAGR  28.5 billion IoT networked devices by 2022

NASDAQ: LUNA Luna Innovations Incorporated© 2021 17 Comms Test: Components Product: Optical Vector Analyzer (OVA) Ensuring speed at the chip level Unprecedented visibility inside devices ˗ you can’t fix what you can’t see Reduces time and cost associated with the development of high-speed optical components Focus on enabling the carriers to move to 5G networks

NASDAQ: LUNA Luna Innovations Incorporated© 2021 18 Comms Test: Short-haul network Product: Optical Backscatter Reflectometer (OBR) Bandwidth demands continue to drive double-digit connectivity growth Delivers unprecedented visibility into short-haul networks Emerging market for on-board aircraft communications Ensuring network “up time” on Lockheed Martin’s F-35

NASDAQ: LUNA Luna Innovations Incorporated© 2021 19 Luna Labs Work with universities and government research labs to explore technological feasibility with a goal toward proof of concept Collaborate with prime contractors, government offices and federally-funded R&D centers Work with contract manufacturers, suppliers, licensees and distributors to develop everything from small-scale prototypes up to and including market-ready products Based in Charlottesville, VA

3Q FY20 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2021 21 Third-quarter 2020: Key Financial Results Strong financial performance:  $1.4M improvement in Adjusted EBITDA1 year-over-year Total revenues of $21.1M; up 14% year-over-year:  Lightwave revenue of $15.4M; up 17% year-over-year  Luna Labs revenue of $5.7M; up 8% year-over-year Operating income improved to $2.3M, or 11% of total revenues, in Q3 2020 from $1.5M, or 8% of total revenues, in Q3 2020 due to increased revenue and gross profit as well as improved operating expense leverage Net income of $3.1M, or $0.10 per fully diluted share, for the three months ended September 30, 2020, compared to $1.2M, or $0.04 per fully diluted share, for the three months ended September 30, 2019 Adjusted EBITDA1 increased to $4.3M for the three months ended September 30, 2020, compared to $2.9M for the three months ended September 30, 2019 Reaffirmed 2020 outlook - $81 to $83M in total revenues and $10 to $12M in Adjusted EBITDA 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 22 Third-quarter 2020 and Other Recent Accomplishments Reported strong third-quarter 2020 financial results in challenging COVID environment Acquired New Ridge Technologies  Brings advanced measurement capabilities to our communications test portfolio Hired key positions in operations and corporate shared services Held 9 customer-facing technology educational webinars: ~1,300 live attendees and more than 1,400 leads Progressing towards NetSuite go-live in Q1 2021 Continued to monitor employee feedback with a focus on safety and well-being Consolidated Luna Labs facility footprint to increase division efficiency and drive collaboration and growth Selected by Lockheed Martin as the supplier of corrosion sensors for NASA’s Artemis mission

NASDAQ: LUNA Luna Innovations Incorporated© 2021 23 ($2.0) $0.3 $9.5 FY16 FY17 FY18 FY19 FY20 Adjusted EBITDA1, 2 (millions) $3.1 $29.6 $33.1 $42.9 $70.5 FY16 FY17 FY18 FY19 FY20 Revenue1 (millions) $56.8 Strong Financial Results 1 Based on management’s estimates of the impact from the divestiture of Optoelectronics. Includes the acquisitions of Micron Optics and General Photonics. 2Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY20 Guidance $81.0 - $83.0 FY20 Guidance $10.0 to $12.0 $8.8

NASDAQ: LUNA Luna Innovations Incorporated© 2021 24 A Flexible Balance Sheet and Strong Cash Position Strong balance sheet on September 30, 2020:  $95.9M in total assets • $26.4M in cash and cash equivalents • $49.3M in working capital Continued focus on working capital and reinvestment in business in order to generate long-term sustainable growth

NASDAQ: LUNA Luna Innovations Incorporated© 2021 25 Optasense Financing Details – subsequent to 3Q2020 results Announced debt financing simultaneous with the announcement of the acquisition of Optasense Two separate financing vehicles; a term facility and a revolver facility: The term facility:  $12.5 million, 3-year term loan, LIBOR plus 1.75-2.25% based on Net Leverage Ratio The revolver:  $15 million, 3-year, LIBOR plus 1.75-2.25% based on Net Leverage Ratio

NASDAQ: LUNA Luna Innovations Incorporated© 2021 26 2020 Financial Outlook Maintaining FY2020 outlook:  Total revenues of $81M to $83M  Adjusted EBITDA1 of $10M to $12M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 27 Luna – Enabling the Future with Fiber Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy and Automotive Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2021 29 Reconciliation of Net Income to Adjusted EBITDA (1) Non-recurring charges consist of the following: 2020) footprint consolidation 2019) transaction expenses related to the acquisition of General Photonics.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 30 Reconciliation of Net Income to Adjusted EBITDA: Full Year (1) Non-recurring charges consist of the following: 2020) footprint consolidation 2019) transaction expenses related to the acquisition of General Photonics.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 31 New Segment Quarterly Results